SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2 to CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 16, 2004
Date of Earliest Event Reported: April 1, 2004
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

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EXPLANATORY NOTE

On June 10, 2004, NewAlliance Bancshares, Inc. ("NewAlliance Bancshares") filed an amended Current Report on Form 8-K/A ("Amendment No. 1") including, in response to Item 7(b) of such Form 8-K/A, the required pro forma financial information related to its mergers with Connecticut Bancshares, Inc. ("Connecticut Bancshares") and Alliance Bancorp of New England, Inc.("Alliance Bancorp") as Exhibit 99.2 thereto. Today's further amendment corrects the Unaudited NewAlliance Bancshares/Connecticut Bancshares/Alliance Bancorp of New England Pro Forma Condensed Combined Statement of Income For the Year Ended December 31, 2003 as part of Exhibit 99.2 to Amendment No. 1. Specifically, the pro forma earnings per share amount and the average number of common shares issued and outstanding, as amended, reflect the removal, from the average issued and outstanding shares in the earnings per share calculation, of the shares of NewAlliance Bancshares common stock held by the NewAlliance Bank Employee Stock Ownership Plan not allocated to participants during the period. Accordingly, NewAlliance Bancshares is filing a corrected Unaudited Pro Forma Condensed Consolidated Statement for the Year Ended December 31, 2003 as Exhibit 99.3 to this Current Report on Form 8-K/A.

Items 1 through 6, 8 through 12:   Not Applicable.

Item 7.       Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

Except as otherwise noted in Item 7(b)(iii) below, the following unaudited pro forma financial information is incorporated by reference into this Item 7(b) by reference to Exhibit 99.2 to NewAlliance Bancshares' Amendment No. 1 Current Report on Form 8-K/A filed with the Commission on June 10, 2004:

(i)   Introductory Paragraph – Unaudited Pro Forma Condensed Combined Financial Information

(ii)   Unaudited NewAlliance Bancshares/Connecticut Bancshares/Alliance Bancorp of New England Pro Forma Condensed Combined Balance Sheet as of December 31, 2003

(iii)   Unaudited NewAlliance Bancshares/Connecticut Bancshares/Alliance Bancorp of New England Pro Forma Condensed Combined Statement of Income For the Year Ended December 31, 2003 (filed herewith)

(iv)   Notes to the Unaudited Pro Forma Condensed Combined Financial Information

(c)   Exhibits.

99.3	Unaudited NewAlliance Bancshares/Connecticut Bancshares/Alliance Bancorp of New England Pro Forma Condensed Combined Statement of Income For the Year Ended December 31, 2003 (filed herewith).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NewAlliance Bancshares has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
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Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: June 16, 2004

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EXHIBIT INDEX

Number	Description:
99.3	Unaudited NewAlliance Bancshares/Connecticut Bancshares/Alliance Bancorp of New England Pro Forma Condensed Combined Statement of Income For the Year Ended December 31, 2003
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